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                                                             Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-65052 and 333-4434 of Rocky Shoes & Boots, Inc. on Form S-8 of our reports dated March 11, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of Rocky Shoes & Boots, Inc., for the year ended December 31, 1996.


Columbus, Ohio
March 28, 1997